Impact of Covid19	6 Months Ended
Jun. 30, 2021
Impact of Covid 19 [Abstract]
Impact of Covid19 [text block]
Impact of COVID-19
In this section we provide information on COVID-19 related topics.
Moratoria, government assistance and grants
The following summarizes the impact on the Group of its participation in Moratoria, Government Assistance Programs and grants as well as ECB Targeted Longer-term Refinancing Operations related to COVID-19.
Government and private sector debt moratoria
During the first six months of 2021, the Group participated in both legislative and non-legislative moratoria schemes primarily in relation to its retail and commercial loan portfolios. Upon granting the moratoria, the carrying value of the loan was amended by scheduling out the new expected cash flows and discounting at the original effective interest rate. The difference in the carrying value was taken as a loss to Interest income in Profit and loss. The amount was not material to the Group.
Government assistance via guarantees and sponsored lending for COVID-19 impacted borrowers
After the outbreak of the COVID-19 pandemic, a number of states issued programs offering guarantee schemes for borrowers impacted by COVID-19. The Group has provided approximately € 4.5 billion of loans of which € 0.3 billion qualify for derecognition as these loans meet the pass-through criteria for financial instruments under IFRS 9. These newly originated loans and advances subject to a public guarantee scheme are mainly guaranteed by KfW, a government-owned promotional bank and also via similar loan guarantees offered by the Luxembourg Public Investment Bank and by the Ministry of Economic Affairs and Digital Transformation (MINECO) of Spain.
Impact of ECB Targeted Longer-term Refinancing Operations (TLTRO III)
The Governing Council of the ECB decided on a number of modifications to the terms and conditions of its Targeted Longer-Term Refinancing Operations III (TLTRO III)-refinancing program in order to support further the provision of credit to households and firms in the face of the current economic disruption and heightened uncertainty caused by the COVID-19 pandemic.
The base interest rate under the TLTRO III-refinancing program is the average of the main refinancing operations rate with the exception of the period from June 24, 2020 to June 23, 2022, when a discount of 50 basis points applies (“base rate discount”). The applicable interest rate under the TLTRO III-refinancing program can further reduce by “new lending discounts” that apply if certain net lending thresholds are met. Accordingly, banks whose eligible net lending exceeds 0 % between March 1, 2020 and March 31, 2021 pay a rate 0.5 % lower than the average deposit facility rate for borrowings between June 24, 2020 and June 23, 2021. The interest rate outside of the period from June 24, 2020 to June 23, 2021 will be the average interest rate on the deposit facility (currently (0.5) %) with exception of the period from June 24, 2021 to June 23, 2022 when banks pay a rate 0.5 % lower than the average deposit facility rate for borrowings provided their eligible net lending exceeds 0 % between October 1, 2020 and December 31, 2021.
The Group accounts for the base rate discount and the new lending discounts as government grant under IAS 20. The income from the government grant is presented in net interest income. The Group recognizes the benefit from the TLTRO III refinancing program in the period in which the grant is intended to compensate the Group for the related borrowing costs if it has established reasonable assurance that it will meet the relevant lending thresholds. As of June 30, 2021 the Group met the requirements for recognition of the base rate discount and the new lending discount for the period from June 24, 2020 to June 23, 2021. The Group applies an all-in rate of (1) % which, for the six-month periods ended June 30, 2021, resulted in interest income recognition of € 282 million. As of June 30, 2021, the Group has borrowed € 40.8 billion under the TLTRO III-refinancing program.
Goodwill and other intangible assets
Goodwill, indefinite and definite life intangible assets are tested for impairment annually in the fourth quarter or more frequently if there are indications that the carrying value may be impaired. Goodwill is tested for impairment purposes on cash-generating unit (CGU) level. Definite life intangible assets are generally tested on CGU level as they do not generate cash inflows that are largely independent of those from other assets. Indefinite life intangible assets are tested at the individual asset level.
As of June 30, 2021, an assessment was performed to evaluate if there is an indication that impairment existed at that date. This assessment did not result in any indication of impairment of the Group’s goodwill or the indefinite life intangible asset related to retail investment management agreements (shown under unamortized intangible assets).
As part of the assessment, the assumptions and their sensitivities of the annual goodwill impairment test were reviewed and did not indicate an impairment. In addition, the assessment included review of the main input parameters for the retail investment management agreement intangible valuation, and their sensitivities, and did not indicate an impairment either.